UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19961	98-1340767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway Lewisville, Texas		75056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 937-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election by Shareholders of Jason M. Hannon to the Board

On June 8, 2020, Orthofix Medical Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Effective as of the Annual Meeting, the size of the Company’s Board of Directors (the “Board”) was increased by the Board from eight to nine seats. As further described below under Item 5.07, at the Annual Meeting, the Company’s shareholders elected Jason M. Hannon to the Board to fill such ninth seat, consistent with a recommendation made by the Board to the Company’s shareholders. The Board and the Nominating and Governance Committee of the Board have each determined that Mr. Hannon is an independent director under the listing rules of the Nasdaq Stock Market. There are no transactions involving Mr. Hannon requiring disclosure under Item 404(a) of Regulation S-K. The Board has not yet determined Mr. Hannon’s appointment to any committees of the Board.

Mr. Hannon will receive the Company’s standard annual fee of $70,000 for non-employee director service. He will also receive, as of June 8, 2020, pursuant to the Company’s Amended and Restated 2012 Long-Term Incentive Plan, as amended (the “2012 LTIP”), (i) options to acquire 24,701 shares of common stock (vesting in 1/4th increments on each of the first, second, third and fourth anniversary of grant), and (ii) a grant of 4,588 one-year time-vesting deferred stock units, which are not settled with delivered common stock until after a director ceases service.

Approval of Amendment No. 1 to Amended and Restated 2012 Long-Term Incentive Plan

At the Annual Meeting, the Company’s shareholders approved the adoption of Amendment No. 1 (the “Plan Amendment”) to the 2012 LTIP, effective as of June 8, 2020. The Company’s named executive officers are participants in the 2012 LTIP. The Plan Amendment is filed herewith as Exhibit 10.1. The Plan Amendment increases the number of shares of the Company’s common stock reserved for issuance under the 2012 LTIP by 1,100,000 shares, and does not otherwise amend any existing terms of the 2012 LTIP. The text of the 2012 LTIP and the Plan Amendment are also set forth as Appendix A to the Company’s proxy statement for the Annual Meeting, and the material terms of the Plan and the Plan Amendment are further described in pages 57-66 of such proxy statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 8, 2020, the Company held the Annual Meeting. The total number of common shares eligible to vote as of the record date, April 9, 2020, was 19,172,678 and, pursuant to the Company’s Bylaws, 9,586,340 shares were required to be present or represented at the Annual Meeting to constitute a quorum. The total number of common shares present or represented at the Annual Meeting was 17,212,943 (89.8% of shares outstanding), and a quorum therefore existed. Of the shares present and represented for purposes of the quorum, 827,928 constituted broker non-votes for purposes of items 1, 2 and 3 below. The percentage shown next to each share vote total below reflects such shares as a percent of shares represented at the Annual Meeting and entitled to vote on the applicable item (i.e., excluding broker non-votes for purposes of items 1, 2 and 3 below).

At the Annual Meeting:

1.

Election of Board of Directors. The following persons were elected by a plurality of the votes cast at the Annual Meeting as directors of the Company for a one year term expiring at the 2021 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld
Jason M. Hannon	16,264,172 (99.26%)	120,843 (0.74%)
James F. Hinrichs	16,133,889 (98.47%)	251,126 (1.53%)
Alexis V. Lukianov	16,100,583 (98.26%)	284,432 (1.74%)
Lilly Marks	16,011,293 (97.72%)	373,722 (2.28%)
Ronald Matricaria	16,189,972 (98.81%)	195,043 (1.19%)
Michael E. Paolucci	16,053,990 (97.98%)	331,025 (2.02%)
Maria Sainz	16,172,407 (98.70%)	212,608 (1.30%)
Jon C. Serbousek	16,203,900 (98.89%)	181,115 (1.11%)
John Sicard	16,165,814 (98.66%)	219,201 (1.34%)

2.

Advisory and Non-Binding Resolution to Approve Executive Compensation. The advisory and non-binding resolution to approve executive compensation was approved by a vote of (i) 15,624,387 (95.36%) in favor, (ii) 716,706 (4.37%) against, and (iii) 43,922 (0.27%) abstaining.

3.

Approval of Amendment No. 1 to the Company’s Amended and Restated 2012 Long-Term Incentive Plan. Amendment No. 1 to the Company’s Amended and Restated 2012 Long-Term Incentive Plan was approved by a vote of (i) 13,720,566 (83.74%) in favor, (ii) 2,656,419 (16.21%) against, and (iii) 8,030 (0.05%) abstaining.

4.

Ratification of the Selection of Ernst & Young LLP. The selection of Ernst & Young LLP to act as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2020 was ratified by a vote of (i) 16,840,597 (97.84%) in favor, (ii) 360,479 (2.09%) against, and (iii) 11,867 (0.07%) abstaining.

Item 7.01.	Regulation FD Disclosure.

On June 8, 2020, the Company issued a press release regarding the shareholder election of Jason M. Hannon described above.  That press release is furnished herewith as Exhibit 99.1.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Amendment No. 1 to the Orthofix Medical Inc. Amended and Restated 2012 Long-Term Incentive Plan.
99.1	Press release, dated June 8, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ Kimberley A. Elting
Kimberley A. Elting Chief Legal and Administrative Officer

Date: June 8, 2020